Exhibit 10.42

FOURTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

FOURTH AMENDMENT (this “Fourth Amendment”), dated as of August 14, 2017 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to and in accordance with subsection 2.11 of the Credit Agreement, the Borrower has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to $853,224,368.51 be made available to the Borrower, and the Tranche B Term Lenders (as defined in Subsection 2.1 hereof) party hereto and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B Term Lenders party hereto will make Specified Refinancing Term Loans in the form of Tranche B Term Loans (as defined in Subsection 2.1 hereof) and (b) that the proceeds of the Tranche B Term Loans provided by the New Tranche B Term Lenders (as defined in Subsection 2.1 hereof) will be used to repay the Original Initial Term Loans (as defined in Subsection 2.1 hereof) that are not exchanged for Tranche B Term Loans pursuant to this Fourth Amendment and/or to pay fees, costs and expenses incurred in connection with the foregoing and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the Incurrence of the Tranche B Term Loans;

WHEREAS, certain Lenders holding Original Initial Term Loans (each, an “Existing Term Lender” and, collectively, the “Existing Term Lenders”) have elected, and the Borrower has agreed, to either (i) exchange (by exercising a cashless rollover option pursuant to subsection 3.4(e) of the Credit Agreement) all of the outstanding principal amount (or lesser amount allocated to such Existing Term Lender by the Administrative Agent) of their Original Initial Term Loans for Tranche B Term Loans and/or (ii) have all or a portion of the outstanding principal amount of their Original Initial Term Loans repaid, in each case, on the Fourth Amendment Effective Date (as defined in Subsection 2.1 hereof) by executing and delivering a signature page to this Fourth Amendment in the form attached as Exhibit A hereto (an “Existing Term Lender Signature Page”); and

WHEREAS, pursuant to subsection 10.1 of the Credit Agreement, after giving effect to the making of the Specified Refinancing Term Loans and the repayment of the Original Initial Term Loans, as contemplated herein the Borrower and the Lenders party hereto, constituting no less than the Required Lenders, agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                                          Amendment of the Credit Agreement.

2.1                               Specified Refinancing Amendments

(A)                               The Tranche B Term Loans extended by the New Tranche B Term Lenders shall be deemed to be “Specified Refinancing Term Loans” and “Tranche B Term Loans”, the New Tranche B Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche B Term Loans representing the Original Initial Term Loans exchanged by the Existing Term Lenders by exercising a cashless rollover option pursuant to subsection 3.4(e) of the Credit Agreement shall be deemed to be “Rollover Indebtedness” and this Fourth Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Fourth Amendment and the other Loan Documents. The Borrower and the Administrative Agent hereby consent, pursuant to subsections 10.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each New Tranche B Term Lender that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund. The proceeds of the Tranche B Term Loans shall be used by the Borrower solely to repay the Original Initial Term Loans that are not exchanged for Tranche B Term Loans pursuant to this Fourth Amendment and/or to pay fees, costs and expenses incurred in connection with the foregoing.

(B)                               The Credit Agreement is hereby amended as follows:

(a)                                 The definition of “First Amendment” in subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

(b)                                 The definition of “First Amendment Effective Date” in subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

(c)                                  Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“Exchanging Lender”:  as defined in subsection 2.1(b)(ii).

“Existing Term Lenders”:  those Lenders holding an Original Initial Term Loan immediately prior to the Fourth Amendment Effective Date.

“Fourth Amendment”:  the Fourth Amendment with respect to this Agreement, dated as of August 14, 2017, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Fourth Amendment Effective Date”:  the date on which each of the conditions set forth or referred to in Section 4 of the Fourth Amendment is satisfied or waived.

“New Tranche B Term Lenders”:  as defined in subsection 2.1(b)(i).

“Original Initial Term Loan”:  as defined in subsection 2.1(a).

“Original Initial Term Loan Commitment”:  the commitment of a Lender to make or otherwise fund an Original Initial Term Loan pursuant to subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule A under the heading “Original Initial Term Loan Commitment”; collectively, as to all the Lenders, the “Original Initial Term Loan Commitments.”

“Tranche B Term Lender”:  any Lender having a Tranche B Term Loan Commitment and/or a Tranche B Term Loan outstanding hereunder.

“Tranche B Term Loans”: as defined in subsection 2.1(b)(i).

“Tranche B Term Loan Commitment”:  the commitment of a Lender to make or otherwise fund a Tranche B Term Loan pursuant to subsection 2.1(b) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule A-1 under the heading “Tranche B Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche B Term Loan Commitments.”  The aggregate amount of the Tranche B Term Loan Commitments as of the Fourth Amendment Effective Date is $853,224,368.51 million.

(d)                                 The definition of “Applicable Margin” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Applicable Margin”:  (A) prior to the Fourth Amendment Effective Date, (a) with respect to ABR Loans, 4.25% per annum, and (b) with respect to Eurocurrency Loans, 5.25% per annum and (B) from and after the Fourth Amendment Effective Date, (a) with respect to ABR Loans, 3.50% per annum (or following a Qualifying IPO if the public corporate rating of the Borrower then in effect from S&P is B (with stable outlook or better) or higher and the public corporate family rating of the Borrower then in effect from Moody’s is B2 (with stable outlook or better) or higher, 3.00% per annum), and (b) with respect to Eurocurrency Loans, 4.50% per annum (or following a Qualifying IPO if the public corporate rating of the Borrower then in effect from S&P is B (with stable outlook or better) or higher and the public corporate family rating of the Borrower then in effect from Moody’s is B2 (with stable outlook or better) or higher, 4.00% per annum).”

(e)                                  The definition of “Facility” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Facility”:  each of (a) the Original Initial Term Loan Commitments and Extensions of Credit thereunder, (b) the Tranche B Term Loan Commitments and Extensions of Credit thereunder, (c) Incremental Term Loans of the same Tranche, (d) any Extended Term Loans of the same Extension Series and (e) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans), and collectively, the “Facilities”.”

(f)                                   The definition of “Initial Term Loan” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Initial Term Loan”:  shall mean, collectively, the Original Initial Term Loans and the Tranche B Term Loans.”

(g)                                  The definition of “Initial Term Loan Commitment” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Initial Term Loan Commitment”:  as to any Lender, its Original Initial Term Loan Commitment (if any) and its Tranche B Term Loan Commitment (if any).”

(h)                                 The definition of “Tranche” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Tranche”:  with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9, (4) Extended Term Loans (of the same Extension Series) or (5) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments).”

(i)                                     Subsection 2.1 of the Credit Agreement is hereby amended and restated as follows:

“(a)

(i)                                       Subject to the terms and conditions hereof, each Lender holding an Original Initial Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Closing Date, one or more term loans (each, together with all term loans of the same Tranche made after the Closing Date and prior to the Fourth Amendment Effective Date, an “Original Initial Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof.

(ii)                                   The Original Initial Term Loans, except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans.

Once repaid, the Original Initial Term Loans incurred hereunder may not be reborrowed.  On the Closing Date (after giving effect to the incurrence of Original Initial Term Loans on such date), the Original Initial Term Loan Commitment of each Lender shall terminate.

(b)

(i)                                     Subject to the terms and conditions hereof, each Lender holding a Tranche B Term Loan Commitment (the “New Tranche B Term Lenders”) severally agrees to make, in Dollars, in a single draw on the Fourth Amendment Effective Date, one or more term loans (each, a “Tranche B Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche B Term Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, provided that Exchanging Lenders shall make their respective Tranche B Term Loans by exchanging their Original Initial Term Loans for Rollover Indebtedness in lieu of their pro rata portion of the prepayment of Original Initial Term Loans  pursuant to subsection 3.4(e).

(ii)                                  Subject to the terms and conditions hereof, on the Fourth Amendment Effective Date, upon execution of the Fourth Amendment by an Existing Term Lender and the indication on such Existing Term Lender’s signature page that such Existing Term Lender elects to exchange, through a cashless rollover pursuant to subsection 3.4(e), all of such Lender’s Original Initial Term Loans for Tranche B Term Loans (each such Existing Term Lender, an “Exchanging Lender”), the amount of Original Initial Term Loans held by such Exchanging Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche B Term Loans. For the avoidance of doubt, such Tranche B Term Loans held by an Exchanging Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii)                               The Tranche B Term Loans, except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans.

Once repaid, the Tranche B Term Loans incurred hereunder may not be reborrowed.  On the Fourth Amendment Effective Date (after giving effect to the incurrence of Tranche B Term Loans on such date), the Tranche B Term Loan Commitment of each Lender shall terminate.”

(j)                                    Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)                                     in clause (a) thereof by adding the words “(or, in the case of a Note evidencing the Tranche B Term Loans, the Fourth Amendment Effective Date)” immediately after  the words “Closing Date” and before the words “and shall be payable” in the eighth line of such subsection;

(ii)                               by replacing the reference to “Initial Term Loans” in clause (b) thereof with “Original Initial Term Loans”;

(iii)                                by inserting the following as new clause (c) thereof:

“(c)                            The aggregate Tranche B Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on September 30, 2017 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in subsection 3.4), on the dates (or if such date is not a Business Day, on the immediately proceeding Business Day) and in the principal amounts, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B Term Loans then outstanding):

Date	Amount
September 30, 2017	$2,171,054.38
December 31, 2017	$2,171,054.38
March 31, 2018	$2,171,054.38
June 30, 2018	$2,171,054.38
September 30, 2018	$2,171,054.38
December 31, 2018	$2,171,054.38
March 31, 2019	$2,171,054.38
June 30, 2019	$2,171,054.38
September 30, 2019	$2,171,054.38
December 31, 2019	$2,171,054.38
March 31, 2020	$2,171,054.38
June 30, 2020	$2,171,054.38
September 30, 2020	$2,171,054.38
December 31, 2020	$2,171,054.38
March 31, 2021	$2,171,054.38
June 30, 2021	$2,171,054.38
September 30, 2021	$2,171,054.38
December 31, 2021	$2,171,054.38
March 31, 2022	$2,171,054.38
June 30, 2022	$2,171,054.38
August 20, 2022	All unpaid aggregate principal amounts of any outstanding Tranche B Term Loans

(k)                                 Subsection 2.3 of the Credit Agreement is hereby amended by adding the words “or the Fourth Amendment Effective Date, as applicable,” after the words “Closing Date” and before the words “in funds immediately available” in the nineteenth line of such subsection

(l)                                     Subsection 2.9(d) of the Credit Agreement is hereby amended by amending and restating subclause (iv)(C) in the second sentence thereof as follows:

“(C) any amendments to the Applicable Margin on the Initial Term Loans that became effective subsequent to the Closing Date (with respect to Original Initial Term Loans) or the Fourth Amendment Effective Date (with respect to Tranche B Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and”;

(m)                             Subsection 3.4 of the Credit Agreement is hereby amended by amending and restating the last sentence of clause (a) thereof as follows:

“(a)                           Each prepayment of Original Initial Term Loans pursuant to this subsection 3.4(a) made on or prior to the six month anniversary of the Third Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).  Each prepayment of Tranche B Term Loans pursuant to this subsection 3.4(a) made on or prior to the six month anniversary of the Fourth Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).”

(n)                                 Subsection 3.4 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof as follows:

“(i)                               Notwithstanding the foregoing, if on or prior to (i) the date that is six months after the Third Amendment Effective Date (in the case of Original Initial Term Loans) or (ii)  the date that is six months after the Fourth Amendment Effective Date (in the case of Tranche B Term Loans), the Borrower makes a voluntary prepayment (or mandatory prepayment with the proceeds of Specified Refinancing Term Loans) of all or any portion of the outstanding Initial Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid.  If, on or prior to (i) the date that is six months after the Third Amendment Effective Date (in the case of Original Initial Term Loans) or (ii)  the date that is six month after the Fourth Amendment Effective Date (in the case of Tranche

B Term Loans), any Initial Term Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).”

(o)                                 Subsection 4.17 of the Credit Agreement is hereby amended and restated as follows:

“The proceeds of the Term Loans shall be used by the Borrower (i) in the case of the Original Initial Term Loans made on the Closing Date, to effect, in part, the Transactions and to pay certain transaction fees and expenses related thereto, (ii) in the case of the Tranche B Term Loans, to repay the Original Initial Term Loans that are not exchanged for Tranche B Term Loans pursuant to the Fourth Amendment and to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause and (iii) in the case of all other Term Loans, to finance the working capital, capital expenditures, business requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this Agreement.”

(p)                                 Subsection 10.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A” in clause (a) thereof and replacing it with “Schedules A and A-1”.

(q)                                 The Schedules to the Credit Agreement are hereby amended as follows:

(i)                                      by deleting the reference to “Commitments and Addresses” and replacing it with “Original Initial Term Loan Commitments and Addresses”;

(ii)                                   by deleting the reference to “Commitment” and replacing it with “Original Initial Term Loan Commitment” and

(iii)                                by adding Annex I hereto as new Schedule A-1.

(C)                               Each Exchanging Lender hereby waives any right to receive any payments under subsection 3.12 of the Credit Agreement as a result of the Fourth Amendment Effective Date Transactions. It is understood and agreed that the Borrower, with the consent of the Administrative Agent, may elect on or prior to the Fourth Amendment Effective Date that the Tranche B Term Loans for which the Original Initial Term Loans are exchanged be Eurocurrency Loans having an Interest Period designated by the Borrower, regardless of whether the Fourth Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Original Initial Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).  For the purpose of this Subsection 2.1 (C) the  “Fourth Amendment Effective Date Transactions” shall mean the following:  (i) the entry into the Fourth Amendment, (ii) the Incurrence of the Tranche B Term Loans (including via an exchange of the Original Initial Term Loans for Tranche B Term Loans), (iii) the repayment of the Original Initial Term Loans or exchange by the Exchanging Lenders of their Original Initial Term Loans for Tranche B Term Loans through a cashless rollover pursuant to subsection 3.4(e) and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

(D)                               The Borrower hereby agrees that it shall, together with any prepayment of the Original Initial Term Loans pursuant to this Fourth Amendment, pay to the Existing Term Lenders, on the Fourth Amendment Effective Date, accrued and unpaid interest to the Fourth Amendment Effective Date on the amount of Original Initial Term Loans prepaid or exchanged pursuant to this Amendment.

2.2                               Additional Amendments

Effective as of the Fourth Amendment Effective Date, immediately after the effectiveness of the amendments set forth in Section 2.1 above, the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Adjusted Pre-Tax Income” in subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

(b)                                 The definition of “Parent” in subsection 1.1 of the Credit Agreement is hereby amended to delete the striken text and to add the underlined text as set forth in the definition below:

“Parent”: any of Holding Parent, Holding, and any Other Parent and any other Person that is a Subsidiary of Holding Parent, Holding, or any Other Parent and of which the Borrower is a Subsidiary. As used herein~~,~~ “Other Parent” means a Person (which may be an IPO Vehicle) of which the Borrower becomes a Subsidiary after the Closing Date that is designated by the Borrower as an “Other Parent”, provided that either (x) immediately after the Borrower first becomes a Subsidiary of such Person, more than ~~50~~50.0% of the Voting Stock of such Person shall be held by one or more Persons that held more than ~~50~~50.0% of the Voting Stock of the Borrower or a Parent of the Borrower immediately prior to the Borrower first becoming such Subsidiary ~~or~~, (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of the Borrower first becoming a Subsidiary of such Person  or (z) in the case of an IPO Vehicle, no Change of Control shall have occurred in treating such IPO Vehicle as if it were a Parent both before and after giving effect to the Borrower becoming a Subsidiary of such IPO Vehicle.

(c)                                  The definition of “Parent Expenses” in subsection 1.1 of the Credit Agreement is hereby amended to delete the striken text and to add the underlined text as set forth in the definition below:

“Parent Expenses”:  (i) costs (including all professional fees and expenses) incurred by any Parent in connection with maintaining its existence or in connection with its reporting obligations under, or in connection with compliance with, applicable laws or applicable rules of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to Indebtedness of the Borrower or any Restricted Subsidiary, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder, (ii) expenses incurred by any Parent in connection with the acquisition, development, maintenance, ownership, prosecution, protection and defense of its intellectual property and associated rights (including but not limited to trademarks, service marks, trade names, trade dress, patents, copyrights and similar rights, including registrations and registration or renewal applications in respect thereof; inventions, processes, designs, formulae, trade secrets, know-how, confidential information, computer software, data and documentation, and any other intellectual property rights; and licenses of any of the foregoing) to the extent such intellectual property and associated rights relate to the business or businesses of the Borrower or any Restricted Subsidiary thereof, (iii) indemnification obligations of any Parent owing to directors, officers, employees or other Persons under its charter or by-laws or pursuant to written agreements with or for the benefit of any such Person, or obligations in respect of director and officer insurance (including premiums therefor), (iv) other administrative and operational expenses of any Parent incurred in the ordinary course of business, ~~and~~ (v) fees and expenses incurred by any Parent in connection with maintenance and implementation of any management equity incentive plan associated with the management of the Borrower and its Subsidiaries, and (vi) fees and expenses incurred by any Parent in connection with any offering of Capital Stock or Indebtedness, (w) which offering is not completed, or (x) where the net proceeds of such offering are intended to be received by or contributed or loaned to the Borrower or a Restricted Subsidiary, or (y) in a prorated amount of such expenses in proportion to the amount of such net proceeds intended to be so received, contributed or loaned, or (z) otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Borrower or the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed.

(d)                                 The definition of “Tax Receivable Agreement” in subsection 1.1 of the Credit Agreement is hereby amended to delete the striken text and to add the underlined text as set forth in the definition below:

“Tax Receivable Agreement”: an agreement entered into among the Borrower or its Affiliates and the Borrower’s direct or indirect owners in connection with a public offering of common stock or equity of the Borrower~~,~~ or any Parent and providing for the payment of certain realized tax savings, which payment shall not exceed 85% of such tax savings, arising to Borrower ~~or~~, its Affiliates ~~to~~or such direct or indirect owners, on terms that are customary market terms for such agreements, including, for the avoidance of doubt, with respect to their termination and any payment obligations arising in connection with a termination.

(e)                                  Subsection (a) of the definition of “Available Amount” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are delivered” in the fourth line of such subsection.

(f)                                   The definition of “Consolidated EBITDA” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “of a Parent” after the words “of Capital

Stock” and before the words “to the extent the proceeds thereof” in the fifteenth line of such definition.

(g)                                  The definition of “Consolidated First Lien Leverage Ratio” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the sixth line of such definition.

(h)                                 The definition of “Consolidated Secured Leverage Ratio” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the sixth line of such definition.

(i)                                     The definition of “Consolidated Total Leverage Ratio” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the fifth line of such definition .

(j)                                    The definition of “Excluded Subsidiary” in subsection 1.1 of the Credit Agreement shall be amended in the last paragraph by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “consolidated financial statements of the Borrower” and before the words “are available” in the fourth line from the end of such definition.

(k)                                 The definition of “Foreign Subsidiary Holdco” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the fourth line from the end of such definition.

(l)                                     The definition of “GAAP” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “the Borrower” and before the words “may elect by written notice” in the ninth line of such definition.

(m)                             The definition of “Immaterial Subsidiary” in subsection 1.1 of the Credit Agreement shall be amended by deleting the following words in the fourth and fifth line “recently completed period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered under subsection 6.1 and (b) total consolidated assets of less than” and replacing with the words “recently completed period of four consecutive fiscal quarters for which financial statements of the Borrower (or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1) have been delivered under subsection 6.1 and (b) total consolidated assets of less than”.

(n)                                 The definition of  “Most Recent Four Quarter Period” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which financial statements of the Borrower” and before the words “have been” in the third line of such definition.

(o)                                 The definition of  “Unrestricted Cash” in subsection 1.1 of the Credit Agreement shall be amended by inserting the words “(or any Parent whose financial statements satisfy the Borrower’s reporting obligations under subsection 6.1)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the fifth line of such definition.

(p)                                 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“IPO Vehicle”:  (a) an entity formed for the purpose of facilitating an issuance or sale of common equity interests (which represent an indirect economic and/or voting interest in the Borrower or a Parent and through which investors shall indirectly hold their equity interests in the Borrower or a Parent) in an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) and such equity interests are listed on a nationally-recognized stock exchange in the U.S. and (b) any Wholly Owned Subsidiary of the entity referred to in clause (a) above other than a Parent or any Subsidiary of a Parent (unless the entity in clause (a) is a Parent, in which case other than the Borrower or any Subsidiary thereof).

“Market Capitalization”: an amount equal to (i) the total number of issued and outstanding shares of Capital Stock of the Borrower, any Parent or IPO Vehicle (including all shares of Capital Stock of such Parent or IPO Vehicle reserved for issuance upon conversion or exchange of Capital Stock of another Parent outstanding on such date), as the case may be, on the date of declaration of the relevant dividend or making of the relevant Restricted Payment, as applicable, multiplied by (ii) the arithmetic mean of the closing prices per share of such capital stock on the New York Stock Exchange (or, if the primary listing of such capital stock is on another exchange, on such other exchange) for the 30 consecutive trading days immediately preceding the date of declaration of such dividend.

(q)                                 Subsection 1.2 of the Credit Agreement is hereby amended by inserting the words “(or, as applicable any Parent)” after the words “for which consolidated financial statements of the Borrower” and before the words “are available” in the eleventh line of the final paragraph thereof.

(r)                                    Subsection 3.4 (h) of the Credit Agreement is hereby amended by inserting the words “an IPO Vehicle or” before the word “Holding” and after the words “material adverse tax consequences to” in the fifth line from the end of such subsection.

(s)                                   Subsection 6.1 (a) (ii) of the Credit Agreement is hereby amended by:

(i)                                     inserting the words “(or such longer period (not to exceed 15 additional calendar days) as would be permitted by the SEC if the Borrower (or any Parent whose financial statements satisfy the Borrower’s reporting obligation under this subsection 6.1(a)) were then subject to SEC reporting requirements as a non-accelerated filer)” after the words “the 90th day following the end of each subsequent fiscal year of the Borrower” and before the words “a copy of” in the third line of such subsection; and

(ii)                                  inserting the words “provided that to the extent the Borrower relies on the report of a Parent to satisfy its obligation under this subsection 6.1(a), the Borrower shall furnish to the Administrative Agent a reconciliation, which need not be prepared in accordance with GAAP or audited, setting forth any material non-equity differences (as determined by the Borrower in good faith, which determination shall be conclusive) between the consolidated financial information of such Parent and the related unaudited condensed consolidating financial information of the Borrower” at the end of such subsection.

(t)                                    Subsection 6.1 (b) (ii) of the Credit Agreement is hereby amended by:

(i)                                     inserting the words “(or such longer period (not to exceed 5 additional calendar days) as would be permitted by the SEC if the Borrower (or any Parent whose financial statements satisfy the Borrower’s reporting obligation under this subsection 6.1(b)) were then subject to SEC reporting requirements as a non-accelerated filer)” after the words “the 45th day following the end of each of the first three quarterly periods of each fiscal year of the Borrower commencing with the fiscal quarter ending March 31, 2016” and before the words “the unaudited consolidated balance sheet” in the fifth line of such subsection; and

(ii)                                  inserting the words “provided that to the extent the Borrower relies on the report of a Parent to satisfy its obligation under this subsection 6.1(b), the Borrower shall furnish to the Administrative Agent a reconciliation, which need not be prepared in accordance with GAAP or audited, setting forth any material non-equity differences (as determined by the Borrower in good faith, which determination shall be conclusive) between the consolidated financial information of such Parent and the related unaudited condensed consolidating financial information of the Borrower” at the end of such subsection.

(u)                                 Subsection 6.1 (d) of the Credit Agreement is hereby amended by inserting a new paragraph at the end of subsection 6.1(d) and before 6.2, as follows:

“Notwithstanding anything in clauses (a) or (b) of this subsection 6.1 to the contrary, except as expressly required with respect to material non-equity differences between the consolidated financial information of a Parent and the related unaudited condensed consolidating financial information of Borrower in clauses (a) and (b) above and with respect to Unrestricted Subsidiaries in clause (c) above, nothing in this subsection 6.1 shall be construed to create any requirement not otherwise imposed by applicable law, rule or regulation that any annual or quarterly financial statements delivered pursuant to clauses (a) or (b) of this subsection 6.1 to (x) include any separate consolidating financial information with respect to the Borrower, any Subsidiary Guarantor or any other Affiliate of the Borrower, or any separate financial statements or information for the Borrower, any Subsidiary Guarantor or any Affiliate of the Borrower, (y) comply with Section 302, Section 404 and Section 906 of the Sarbanes Oxley Act of 2002, as amended, or related items 307, 308 and 308T of Regulation S-K under the Securities Act or (z) comply with Rule 3-05, Rule 3-09, Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.”

(v)                                 Subsection 7.5(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi) Restricted Payments following a Qualifying IPO in an amount not to exceed in any fiscal year of the Borrower, the greater of (x) 6.0% of the aggregate gross proceeds received by the Borrower (whether directly, or indirectly through a contribution to common equity capital) in or from such Qualifying IPO and (y) 6.0% of Market Capitalization;”

(w)                               Subsection 7.5(b)(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vii)                     Restricted Payments (including loans or advances) provided that the aggregate outstanding amount of Restricted Payments made under this subsection after the Fourth Amendment Effective Date shall not exceed an amount (net of repayments of any such loans or advances) equal to $25.0 million;”

(x)                                 Subsection 7.5(b)(viii) of the Credit Agreement is hereby amended to delete the striken text and to add the underlined text as set forth as follows:

“(viii)                  loans, advances, dividends or distributions to any Parent or other payments by the Borrower or any Restricted Subsidiary (A) to satisfy or permit any Parent to satisfy obligations under the Consulting Services Agreement or under the Management Agreements, (B) ~~pursuant to~~to permit any Parent to satisfy its obligations under any Tax Sharing Agreement or any Tax Receivable Agreement, (C) if the Borrower is treated as a partnership or disregarded entity for U.S. federal income tax purposes, distributions (either directly or through other Loan Parties) with respect to any taxable period ending after the date hereof (collectively “Tax Distributions”) equal to the ~~product~~greater of (i) the product of (x) the Borrower’s ~~Adjusted Pre-Tax Income~~taxable income as determined pursuant to section 703 of the Code (plus the Borrower’s ~~Adjusted Pre-Tax Income~~taxable income as determined pursuant to section 703 of the Code for any prior taxable period to the extent that a Tax Distribution was not made in respect of such ~~Adjusted Pre-Tax Income~~taxable income) and (~~ii~~y) the highest combined marginal federal, state and local income and Medicare tax rate, taking into account, with respect to the determination of the federal income tax rate, the deductibility of state and local income and Medicare taxes, applicable to individuals (or, if higher, corporations) resident or domiciled in the jurisdiction of the United States with the highest combined marginal federal, state and local income and Medicare tax rate and (ii) an amount, as determined in good faith by the Borrower, that if distributed to the direct and indirect owners of Holding pro rata based on their direct and indirect ownership of Holding, would allow each direct or indirect owner of Holding to pay tax, calculated using the rates described in clause (y) above on its direct and indirect income allocations with respect to Holding that are attributable to Holding’s ownership of the Borrower or the Borrower’s operations and activities; provided that such income and gain for any period shall be computed as though each of the Borrower and Holding was a partnership for U.S. federal income tax purposes even if it is treated as a disregarded entity for such purposes; provided, further, that (i) in all cases substantially all of such Tax Distributions are used by a Parent to make distributions to its members within thirty (30) days of receipt of such Tax Distributions by such Parent and (ii) any distribution under this clause (C) that is allocable to ~~net~~taxable income, as determined under ~~GAAP~~the Code, of any Unrestricted Subsidiary shall be made solely to the extent of any actual distribution received by the Borrower and its Subsidiaries from such Unrestricted Subsidiary or (D) to pay or permit any Parent to pay (without duplication) any Parent Expenses or any Related Taxes;”

SECTION 3.                                          Representations and Warranties. To induce the Administrative Agent and each Tranche B Term Lender to enter into this Fourth Amendment, Holding (with respect to itself) and the Borrower (with respect to itself and its Restricted Subsidiaries) hereby represent and warrant to the Administrative Agent and each Tranche B Term Lender that, as of the Fourth Amendment Effective Date:

(a)                                 each of Holding and the Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Fourth Amendment;

(b)                                 each of Holding and the Borrower has taken all necessary organizational action to authorize the execution, delivery and performance of this Fourth Amendment;

(c)                                  this Fourth Amendment has been duly executed and delivered by Holding and the Borrower and constitutes a legal, valid and binding obligation of each of Holding and the Borrower, enforceable against each of Holding and the Borrower in accordance with its terms, except as enforceability may be limited by any applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)                                 as of the Fourth Amendment Effective Date, after giving effect to the consummation of the Fourth Amendment Effective Date Transactions (as defined in 2.1 (C) hereof, including the Incurrence of the Tranche B Term Loans and the use of proceeds thereof), the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent; and

(e)                                  each of the representations and warranties made by each of Holding, the Borrower and each Subsidiary Guarantor pursuant to the Credit Agreement and any other Loan Document to which it is a party are true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representation or warranties are true and correct in all material respects on and as of such earlier date (provided that for the purpose of such representations and warranties, references to any financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, shall be deemed to refer to such financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, as restated, revised or adjusted prior to the date hereof).

SECTION 4.                                          Conditions to Effectiveness of Fourth Amendment.  The effectiveness of this Fourth Amendment, including the obligation of each Tranche B Term Lender to make, or exchange its Original Initial Term Loan for, a Tranche B Term Loan, is subject to the satisfaction or waiver of the following conditions:

(a)                                 Fourth Amendment.  The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Fourth Amendment Effective Date:

(i)                                     this Fourth Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and the Tranche B Term Lenders;

(ii)                                  counterparts of the acknowledgment and consent attached to this Fourth Amendment (the “Acknowledgment”) executed and delivered by each Guarantor;

(iii)                               a certificate from the Borrower, dated the Fourth Amendment Effective Date, substantially in the form of Exhibit I to the Credit Agreement, with the appropriate modifications, insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents (or if applicable, certifying that there have been no changes to the Organizational Documents provided to the Administrative Agent in connection with the effectiveness of the Credit Agreement), executed by a Responsible Officer or other authorized representative and the Secretary, any Assistant Secretary or another authorized representative of the Borrower;

(iv)                              customary legal opinions with respect to the enforceability of the Fourth Amendment;

(b)                                 (x) Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date (provided that for the purpose of such representations and warranties, references to any financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, shall be deemed to refer to such financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, as restated, revised or adjusted prior to the date hereof) and (y) no Event of Default has occurred and is continuing, or would result from the borrowing of the Tranche B Term Loans or from the use of proceeds thereof.

(c)                                  All costs, fees, expenses (including legal fees and expenses) and other compensation contemplated under the Credit Agreement or as separately agreed to by the Borrower and Credit Suisse Securities (USA) LLC prior to the date hereof, shall have been paid to the extent due.

(d)                                 The Administrative Agent shall have received, at least three Business Days prior to the Fourth Amendment Effective Date, all documentation and other information about the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested in writing by the Administrative Agent at least ten days prior to the Fourth Amendment Effective Date.

(e)                                  With respect to the Tranche B Term Loans, the Administrative Agent shall have received a notice of such Borrowing as required by subsection 2.11 of the Credit Agreement (or such notice shall have been deemed given in accordance with subsection 2.11 of the Credit Agreement).

(f)                                   The Borrower shall have made the Accelerated Interest Payment (as defined in subsection 5(d) below).

SECTION 5.                                          Effects on Loan Documents; Acknowledgement.

(a)                                 Except as expressly set forth herein, (i) this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  On and as of the Fourth Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents.  This Fourth Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the Fourth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Fourth Amendment.  Each of the Loan Parties hereby consents to this Fourth Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this Fourth Amendment) to which such Loan Party is a party.

(b)                                 Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended,

supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche B Term Loans incurred pursuant to the Fourth Amendment are Initial Term Loans, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Fourth Amendment and the incurrence of the Tranche B Term Loans under the Fourth Amendment, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche B Term Loans incurred pursuant to the Fourth Amendment.

(c)                                  The Administrative Agent hereby approves the principal amount of the Tranche B Term Loans in accordance with subsection 2.11(d) of the Credit Agreement and shall promptly notify the Borrower of the occurrence of the Fourth Amendment Effective Date and such notice shall be conclusive and binding.

(d)                                 On the Fourth Amendment Effective Date and prior to the incurrence of the Tranche B Term Loans, and notwithstanding anything in the Credit Agreement to the contrary, including but not limited to subsection 3.1(d) or 3.8(a) of the Credit Agreement, the Borrower shall pay all accrued and unpaid interest up to but excluding the Fourth Amendment Effective Date, in respect of all of the then outstanding Original Initial Term Loans (such interest payment, the “Accelerated Interest Payment”).

SECTION 6.                                          Counterparts.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                                          Governing Law.  THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.                                          Headings.  The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC,
as Borrower

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Hammer First Lien Credit Agreement]

LBM MIDCO, LLC,
as Holding

By:	/s/ Matthew Edgerton
Name:	Matthew Edgerton
Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment to Hammer First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Hammer First Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Fourth Amendment and the incurrence of Tranche B Term Loans pursuant to this Fourth Amendment.  Each Guarantor further acknowledges and agrees that all Obligations with respect to this Fourth Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:

LBM Midco, LLC	Rosen Brick America, LLC
US LBM Holdings, LLC	Rosen Materials, LLC
BEP/Lyman, LLC	Feldman Lumber - US LBM, LLC
Musselman Lumber - US LBM, LLC	Gold & Reiss — US LBM, LLC
Direct Cabinet Sales - US LBM, LLC	LouMac Distributors — US LBM, LLC
Shelly Enterprises - US LBM, LLC	GBS Building Supply — US LBM, LLC
Standard Supply & Lumber - US LBM, LLC	GBS Property, LLC
Coastal Roofing Supply - US LBM, LLC	Building Supply Association — US LBM, LLC
Lumber Specialties - US LBM, LLC	Poulin Lumber — US LBM, LLC
Fond du Lac Property - US LBM, LLC	Gypsum Acquisition, LLC
East Haven Builders Supply - US LBM, LLC	NexGen — US LBM, LLC
Bellevue Builders Supply - US LBM, LLC	NexGen Property, LLC
Kentucky Indiana Lumber - US LBM, LLC	Parker’s Building Supply — US LBM, LLC
Desert Lumber - US LBM, LLC	Darby Doors, LLC
Jones Lumber - US LBM, LLC	Total Trim, LLC
Bear Truss - US LBM, LLC	B&C Fasteners, Inc
Bear Truss Property, LLC	Alco Doors, LLC
H & H Lumber - US LBM, LLC	Raymond Building Supply LLC
American Masons & Building Supply — US LBM, LLC	US LBM Ridout Holdings, LLC
LS Property, LLC	US LBM Corporate Holdings, Inc.
Richardson Gypsum - US LBM, LLC	US LBM Ridout Asset Holdings, LLC
Universal Supply Company, LLC	Arkansas Wholesale Lumber, LLC
Wisconsin Building Supply - US LBM, LLC	Ridout Contractor Outlet of Fayetteville, LLC
Wallboard Supply Company - US LBM, LLC	Ridout Door Manufacturing, LLC
Lampert Yards - US LBM, LLC	Ridout Lumber Company of Batesville, LLC
Hines Buildings Supply - US LBM, LLC	Ridout Lumber Company of Benton, LLC
Kirkland Property - US LBM, LLC	Ridout Lumber Company of Cabot, LLC
Hampshire Property - US LBM, LLC	Ridout Lumber Company of Jonesboro, LLC
EHBS Manchester Properties, LLC	Ridout Lumber Company of Joplin, LLC
John H. Myers & Son - US LBM, LLC	Ridout Lumber Company of Rogers, LLC
Rosen Materials of Nevada LLC	Ridout Holdings Russellville, Inc.
Ridout Holdings Conway, Inc.
Ridout Holdings Searcy, Inc.

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President

[Signature Page to Fourth Amendment to Hammer First Lien Credit Agreement]

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

[NAME OF LENDER(S)]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AIMCO CLO, Series 2014-A

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AIMCO CLO, Series 2015-A

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ALLSTATE INSURANCE COMPANY

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signature

If a second signature is necessary:

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AIMCO CLO, Series 2017-A

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signature

If a second signature is necessary:

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 15, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 16, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 17, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 18, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 19, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO 20, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO XI, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO XII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO XIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 2012-1, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 2013-1, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 3, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 4, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 5, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 6, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 7, Ltd.
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 8, Ltd.
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Capital CLO 9, Ltd.
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Credit Funding 1, Ltd.
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Bank Debt Settlements Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Credit Funding 2, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Credit Funding 3, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Anchorage Credit Funding 4, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ANFIELD FUNDING ULC

By:	/s/ Philip Ribeiro
Name:	Philip Ribeiro
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XLIII CLO Ltd. By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares CLO Warehouse 2017-2 Ltd. By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD. BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares Institutional Credit Fund, LP By: Ares Institutional Credit GP LLC, its general partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signature

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares Institutional Loan Fund B.V. By: Ares Management Limited, as manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares Senior Loan Trust By: Ares Senior Loan Trust Management, L.P., Its Investment Adviser By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management Co.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XL CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XLI CLO Ltd. By: Ares CLO Management II LLC, as asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XLII CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ARES XXVI CLO LTD.
By: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXVII CLO, Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ARES XXVIII CLO LTD.
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXII CLO Ltd.
By: Ares CLO Management XXXII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXIII CLO Ltd.
By: Ares CLO Management XXXIII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXIX CLO Ltd.
By: Ares CLO Management II, LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXV CLO Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXVII CLO Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ares XXXVIII CLO Ltd.
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM VIII
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM X
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM XI
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM XII
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

BENTHAM WHOLESALE SYNDICATED LOAN FUND
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Birchwood Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blackstone / GSO Corporate Funding Designated Activity Company

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blackstone / GSO Long-Short Credit Income Fund
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

BLACKSTONE/GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blackstone / GSO Senior Floating Rate Term Fund
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐            CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒           CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

BOWERY FUNDING ULC

By:	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Bowman Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Bristol Park CLO, Ltd

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Burnham Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Canoe Floating Rate Income Fund
By: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name:	John Bailey
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Aegon USA Investment Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cardinal Fund, L.P.
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catskill Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CBAM Funding 2016-1 LLC

By:	/s/ Don Young
Name:	Don Young
Title:	Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CBAM Funding 2017-1, LTD.

By:	/s/ Don Young
Name:	Don Young
Title:	Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CCP Loan Funding LLC
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedar Funding II CLO Ltd

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedar Funding III CLO, Ltd.

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedar Funding IV CLO, Ltd.

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedar Funding V CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedar Funding VI CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedarview Liquid Short Duration, LP

By:	/s/ Burton Weinstein
Name:	Burton Weinstein
Title:	Managing Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cedarview Opportunities Master Fund, LP

By:	/s/ Burton Weinstein
Name:	Burton Weinstein
Title:	Managing Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Citi Loan Funding Chelt LLC
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CITIBANK, N.A.

By:	/s/ Joelle Gavlick
Name:	Joelle Gavlick
Title:	Attorney-in-Fact

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

City of New York Group Trust
By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust
By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cole Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

COPPERHILL LOAN FUND I, LLC
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Covenant Credit Partners CLO II, Ltd.

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Covenant Credit Partners, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Credit Suisse Loan Funding LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021
By: Credit Suisse Asset Management, LLC acting in its capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cumberland Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cutwater 2014-I, Ltd.
Cutwater 2014-II, Ltd.
Cutwater 2014-III, Ltd.

By:	/s/ John Bluemke
Name:	John Bluemke
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CVP Cascade CLO-1 Ltd.
By: CVP CLO Manager, LLC
as Investment Manger

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CVP Cascade CLO-2 Ltd.
By: CVP CLO Manager, LLC
as Investment Manger

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CVP Cascade CLO-3 Ltd.
By: CVP CLO Manager, LLC
as Investment Manger

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dorchester Park CLO Designated Activity Company
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 30 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 31 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 38 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 40 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 41 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 42 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 43 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 45 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 47 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 49 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden 50 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Internationale Kapitalanlagegesellschaft mmbH for account of GOTH LOANS
By: PGIM, Inc., as Fund Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Internationale Kapitalanlagegesellschaft mmbH for account of INKA GOPK, Segment GOPK HY
By: PGIM, Inc., as Fund Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Prudential Investment Portfolios, Inc. 14 — Prudential Floating Rate Income Fund
By: PGIM, Inc., as Investment Advisor

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
By: PGIM, Inc., as investment advisor

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pramerica Global Loan Opportunities Limited
By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pramerica Loan Opportunities Limited
By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust
By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden XXIV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pahdya
Name:	Parag Pahdya
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Emerson Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ERIE INDEMNITY COMPANY
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ERIE INSURANCE EXCHANGE
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Finn Square CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Credit Opportunities 2012-1 Financing Limited
By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Credit Opportunities 2014-1 Financing Limited
By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Loan Management US CLO 1, Ltd.
By: GoldenTree Loan Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Loan Opportunities IX, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Loan Opportunities VII, Ltd
By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GoldenTree Loan Opportunities VIII, Limited
By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GOLDENTREE LOAN OPPORTUNITIES XII, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Golden Tree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund By:
Goldman Sachs Asset Management, L.P., as investment advisor and not as principal

$14,233,913.20	By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

$3,418,851.27	By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

$954,954.49

	By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CQS Credit Multi Asset Fund, a sub-fund of CQS
Global Funds (Ireland) plc

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

CQS Aiguille du Chardonnet MF S.C.A. SICAV-SIF

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Gracechurch Opportunities Fund Limited

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Quaestio Capital Fund (in respect of CMAP—QCF— Credit Multi Asset Pool)

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Mercer QIF Fund plc (in respect of Mercer Multi-Asset Credit Fund)

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Grippen Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

GT Loan Financing I, Ltd.
By: Golden Tree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VICTORY FLOATING RATE FUND

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2017-1

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Health Net of California, Inc.
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Healthcare Employees’ Pension Plan — Manitoba
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

High Yield and Bank Loan Series Trust
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐            CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒           CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Aiguilles Rouges Sector A Investment Fund, L.P.
By: HPS Investment Partners, LLC, Its Investment Partners

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Highbridge Loan Management 4-2014, Ltd.
By: HPS Investment Partners , LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Highbridge Loan Management 5-2015, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Highbridge Loan Management 8-2016, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Highbridge Loan Management 7-2015, Ltd.
By: HPS Investment Partners, LLC,
its Collateral Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

HPS Loan Management 9-2016, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Jay Park CLO Ltd.
By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2013 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2014 LTD
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2014-II LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2015-II LTD.

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2016 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2017 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN MM CLO 2014 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

JPMorgan Chase Bank, N.A.

By:	/s/ Virginia R. Conway
Name:	Virginia R. Conway
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KAISER FOUNDATION HOSPITALS
BY: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KAISER PERMANENTE GROUP TRUST
BY: Kaiser Foundation Health Plan, Inc., as named fiduciary
By: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                   CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                 CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KP FIXED INCOME FUND By: Credit Suisse Asset Management, LLC, as Sub- Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2014-2 Ltd.

By:	David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2016-1 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 1 BY: Ares Management Limited, its Investment Manager

By:
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                 CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                   CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 2 BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                   CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                 CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Loomis Sayles Senior Floating Rate & Fixed Income Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Lord Abbett Bank Loan Trust
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Louisiana State Employees’ Retirement System
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GoldenTree Asset Management, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

IG Mackenzie Floating Rate Income Fund
Mackenzie Strategic Bond Fund
Mackenzie Canadian All Cap Balanced Fund
Mackenzie Income Fund
Manulife Sentinel Income (33) Fund UT
Great-West Life Income Fund 6.06M
London Life Income Fund 2.26MF
Mackenzie Canadian Growth Balanced Fund
Mackenzie Canadian Large Cap Balanced Fund
Mackenzie Ivy Canadian Balanced Fund
Great West Life Growth & Income Fund 6.05M
London Life Growth & Income Fund 2.27MF
Mackenzie Ivy Global Balanced Fund
Mackenzie Cundill Canadian Balanced Fund
Mackenzie Canadian Short Term Income Fund
Mackenzie Strategic Income Fund
IG Mackenzie Strategic Income Fund
Mackenzie Floating Rate Income Fund
Mackenzie Global Tactical Bond Fund
Mackenzie Global Strategic Income Fund
Mackenzie Unconstrained Fixed Income Fund
Mackenzie Unconstrained Bond ETF
Mackenzie Floating Rate Income ETF
Mackenzie Core Plus Canadian Fixed Income ETF

By:	/s/ Movin Mokbel
Name:	Movin Mokbel
Title:	VP, Investments

If a second signature is necessary:

By:	/s/ Konstantin Boehmer
Name:	Konstantin Boehmer
Title:	VP, Investments

Name of Fund Manager (if any):

Mackenzie Financial Corporation

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING X, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XI, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XII, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XIII, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XIV, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XIX, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XV, Ltd.
BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XVI, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XVII, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XVIII, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XX, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XXI, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XXII, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XXIII, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XXIV, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Madison Park Funding XXV, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Farano, Louis
Name:	Farano, Louis
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MAM CORPORATE LOAN ICAV
By: MARATHON ASSET MANAGEMENT, L.P. Its Investment Manager

By:	Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MARATHON CLO IX LTD.
By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Marathon CLO V Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Marathon CLO VI, Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Marathon CLO VIII Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

MARINA FUNDING ULC

By:	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Metropolitan Life Insurance Company

By:	/s/ Shane O’Driscoll
Name:	Shane O’Driscoll
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

National Electrical Benefit Fund
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

NATIXIS, New York Branch

By:	/s/ Rob Karen
Name:	Rob Karen
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Brad Roberts
Name:	Brad Roberts
Title:	Managing Director

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

NHIT: Senior Floating Rate and Fixed Income Trust By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

NHIT: U.S. High Yield Bond Trust By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ocean Trails CLO IV By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ocean Trails CLO V By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ocean Trails CLO VI By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND By : AELIS X Management, L.P., its investment counsel By : AELIS X Management GP, LLC, its general partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Peaks CLO 2, Ltd By: 325 Fillmore LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Arrowpoint Partners

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pinnacle Park CLO, Ltd By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

QUAMVIS SCA SICAV-FIS: CMAB - SIF - Credit Multi Asset Pool B By: Marathon Asset Management, L.P. Its: Sub-Investment Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Marathon Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Renaissance Floating Rate Income Fund BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Rockwell Collins Master Trust BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name:	John Bailey
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Aegon USA Investment Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Saranac CLO I Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Saranac CLO II Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Saranac CLO III Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND BY: ARES MANAGEMENT LLC, AS SUB- ADVISOR

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

SEI INSTITUTIONAL MANAGED TRUST -
ENHANCED INCOME FUND
BY: ARES MANAGEMENT LLC, AS SUB-
ADVISER

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Seneca Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

SENIOR LOANS MATURITY 2020, LTD.
BY: Loomis, Sayles & Company, L.P.,
Its Investment Manager
Loomis, Sayles & Company, L.P.,
Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

SENIOR SECURED FLOATING RATE LOAN FUND
By: By: Credit Suisse Asset Management, LLC, the
Portfolio Manager for
Propel Capital Corporation, the manager for
Senior Secured Floating Rate Loan Fund

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO II, Ltd
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO III, Ltd
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO IV, Ltd
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO IX, Ltd.

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO V, Ltd.
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO VI, Ltd.
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO VIII, Ltd.
BY: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO X, Ltd.
By: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO XIV, Ltd.
By: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO XV, Ltd
By: Sound Point Capital Management, LP as Collateral
Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

STATE OF NEW MEXICO STATE INVESTMENT
COUNCIL
By: authority delegated to the New Mexico State
Investment Office
By: Credit Suisse Asset Management, LLC, its
investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

State of Wisconsin Investment Board
BY: Loomis, Sayles & Company, L.P., Its Investment Manager
Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Stewart Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Stichting Pensioenfonds Hoogovens
By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Taconic Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Thacher Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Thayer Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Transamerica Floating Rate
BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name:	John Bailey
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Aegon USA Investment Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Treman Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Trinity Health Corporation (d/b/a Che Trinity Inc,)
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Tryon Park CLO Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XII CLO, Limited
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XIII CLO, Limited
BY: its Investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XIV CLO, Limited
By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XIX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XVI CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XVII CLO Limited
BY: its investment advisor,
MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XVIII CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

VENTURE XX CLO, Limited
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXI CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXII CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXIII CLO, Limited
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXV CLO Limited
By its Investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXVI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXVII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒           CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐            CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Watford Asset Trust I
by Highbridge Principal Strategies, LLC as its Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Webster Park CLO, Ltd
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Wellfleet CLO 2017-1, Ltd.
By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

WESPATH FUNDS TRUST
By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

Westcott Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

WM Pool - High Yield Fixed Interest Trust
By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ZAIS CLO 1, Limited
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ZAIS CLO 2, Limited
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ZAIS CLO 3, Limited
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the Fourth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January, 31, 2017 and by the Third Amendment to First Lien Credit Agreement dated as of January, 31, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around August, 14 2017 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender for a Tranche B Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Existing Term Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche B Term Loans to such Existing Term Lender or to allocate less than 100% of the principal amount of such Existing Term Lender’s Original Initial Term Loans in Tranche B Term Loans.

ZAIS CLO 6, Limited
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

ZAIS Group, LLC

Annex I

SCHEDULE A-1

Tranche B Term Loan Commitments

Lender	Tranche B Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$853,224,368.51
Total:	$853,224,368.51